Stockholders’ Equity	6 Months Ended
Jun. 30, 2023
Equity [Abstract]
Stockholders’ Equity

Note 4 - Stockholders’ Equity

1.	On March 23, 2023, the Company received a ruling from the Israel Tax Authority (“ITA”) confirming the repricing of stock options. This repricing was accounted for as a modification of a share-based payment award. The incremental compensation expense recognized as a result of the modification during the period ended June 30, 2023 was approximately $0.1 million.

2.	On May 15, 2023 the Company effected a reverse share split of the Company’s ordinary shares at the ratio of 1-for-15, such that each fifteen (15) ordinary shares, par value NIS 0.01 per share, shall be consolidated into one (1) ordinary share, par value NIS 0.15. As a result, all share and per share amounts were adjusted retroactively for all periods presented in these financial statements.

3.	In July 2023, we completed a public offering resulting in net proceeds of approximately $6.2 million. See note 5 for further details.